Exhibit 10.1
SUBSCRIPTION AGREEMENT
Inuvo, Inc.
500 President Clinton Boulevard, Suite 300
Little Rock, AR 72201

Ladies and Gentlemen:

The Investor (the “Investor”) hereby confirms its agreement (this “Agreement”) with Inuvo, Inc., a Nevada corporation (the “Company”), as follows:
1.Purchase and Sale. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the number of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), set forth below for the purchase price per share set forth below (the “Purchase Price”).
2.    Closing. The completion of the purchase and sale of the Common Stock (the “Closing”) shall occur, in accordance with Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, and unless otherwise agreed upon by the Company, at the offices of the Company or at such other location(s) or remotely by electronic means as the parties may mutually agree on or before April 3, 2020 (the “Closing Date”). At the Closing, (a) the Company shall cause to be delivered to the Investor the number of shares of Common Stock set forth on the signature page hereto registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor and (b) the aggregate Purchase Price for the Common Stock being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.
3.    Representations and Acknowledgments of the Investor.
(a)    The Investor has the full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.
(b)    This Agreement has been duly authorized and executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.
(c)    The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of the Investor’s governing or organizational documents.
(d)    The Investor represents to the Company that (a) it has had no material relationship (exclusive of any investments by the Investor in the Company’s securities) within the past three years with the Company or persons known to it to be affiliates of the Company and (b) it is not a FINRA member or an Associated Person of a FINRA member (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing.

(e)    The Investor represents to the Company that the Investor has had made available to it by the filing by the Company of an electronic version thereof with the Commission (as defined below) the Prospectus (as defined below) which is a part of the Company’s Registration Statement (as defined below) and the documents incorporated by reference therein (collectively, the “Filed Documents”), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement by the Investor to the Company, the Investor will receive certain additional information regarding the Company and the Offering (as defined below), including pricing information (the “Offering Information” and, collectively with the Filed Documents, the “Disclosure Package”), and that such information may be provided to the Investor by any means permitted under the Securities Act of 1933, as amended.
(f)    Since the time of the initial conversation between the Company and the Investor regarding pricing information relating to the Offering, the Investor has not, directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, disclosed any information regarding such pricing information to any third parties (other than its legal, accounting and other advisors) or engaged in any transactions in the securities of the Company (including, without limitations, any short sales (as defined in Rule 200(a) of Regulation SHO) involving the Company’s securities). The Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.
4.     Settlement.
(a)    In order to effect the settlement of the Common Stock purchased by the Investor with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, on or before the Closing Date, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Common Stock being purchased by the Investor to the following escrow account pursuant to the terms and conditions of the Escrow Agreement attached hereto as Exhibit A (the “Escrow Agreement”):
Bank:    Bank of America N.A.
222 Broadway
New York, NY 10038
ABA:    [●]
Account No.:    [●]
TO THE BENEFIT OF:    Pearlman Law Group LLP
IOTA Trust Account
Re:    Inuvo, Inc. RDO

(b)    In order to effect the settlement of the Common Stock purchased by such Investor through the DTC’s DWAC delivery system, no later than 9:00 a.m. Eastern Time on the business day before the Closing Date, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Common Stock being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing Colonial Stock Transfer Company, Inc., the Company’s transfer agent (the “Transfer Agent”), to credit such account or accounts with the Common Stock.  Such DWAC instruction shall indicate the settlement date for the deposit of the Common Stock, which date shall be the Closing Date.  Each of the Investor and the Company shall execute the Escrow Agreement prior to the Closing Date. At the Closing, the Company shall (i) direct the Transfer Agent to credit the Investor’s account or accounts with the Common Stock pursuant to the information contained in the DWAC and (ii) direct the Escrow Agent (as defined in the Escrow Agreement) to release the Escrow Property as defined under the Escrow Agreement.
5.    Confirmation of Sale.  The Investor acknowledges and agrees that the Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the filing by the Company of an electronic version of the Prospectus with the Commission), shall constitute written confirmation of the Company’s sale of Common Stock to the Investor.
6.    Manner of Offering and Company Representations and Warranties.
(a)    The Company represents and warrants that the offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3, File No. 333-220317 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed with the Commission and delivered to the Investors on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Shares, the terms of the Offering and the Company and (c) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that has been or will be filed with the Commission. Notwithstanding anything contained herein to the contrary, the information and disclosure contained in any Issuer Free Writing Prospectus and the Prospectus Supplement shall be consistent with the terms set forth herein, and nothing contained therein shall modify the terms of this Agreement.  No offer by the Investor to buy the Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.
(b)    The Company has the full corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder.
(c)    This Agreement has been duly authorized and executed by, and when delivered in accordance with the terms hereof, will constitute a valid and binding agreement of, the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.
(d)    The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of the Company’s articles of incorporation, or by-laws, as amended or restated to date, or any other organizational documents.
(e)    The Common Stock, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

(f)    The Registration Statement, at the time it became effective, did not, and as of the time hereof and as of the Closing, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(g)    This Agreement, the Registration Statement, Common Stock, the Offering, and Disclosure Package materially comply with all applicable laws, rules, and regulations, including without limitation United States federal and state securities laws and on or prior to the Closing Date the Common Stock has been approved for listing on the NYSE American.
7.    Survival. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Common Stock being purchased and the payment therefor.
8.    Miscellaneous.
(a)    All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: 500 President Clinton Boulevard, Suite 300, Little Rock Arkansas 72201, Attn: Wallace D. Ruiz, Chief Financial Officer, email: wallace.ruiz@inuvo.com, with a copy to the Company’s counsel at: Pearlman Law Group LLP, 200 South Andrews Avenue, Suite 901, Fort Lauderdale, Florida 33301, Attn: Brian Pearlman, Esq., email: brian@pslawgroup.net.
All communications to the Investor shall be sent to the Investor’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 8(a).
(b)    Neither this Agreement nor any rights that may accrue to the Investor may be transferred or assigned. Neither this Agreement nor any rights that may accrue to the Company for the sale of the Common Stock hereunder may be transferred or assigned.
(c)    The Company may request from the Investor such additional information as the Company may deem necessary to evaluate the eligibility of the Investor to acquire the Common Stock, and the Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.
(d)    The Investor acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Investor agrees that the purchase by the Investor of the Common Stock from the Company at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase. The Company acknowledges that the Investor will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Company agrees to promptly notify the Investor if any of the acknowledgements, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Company agrees that the sale by it of the Common Stock to the Investor at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such sale.
(e)    Each of the Company and the Investor is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(f)    This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.
(g)    This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as specifically set forth herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.
(h)    Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
(i)    If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(j)    This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
(k)    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.
(l)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. THE PARTIES (I) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, (B) AGREE NOT TO COMMENCE ANY

SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT EXCEPT IN STATE COURTS OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (C) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.
(m)    Each party shall pay any fees or expenses incurred thereby in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby
[Remainder of Page Left Blank Intentionally.  Signature Page Follows.]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

NAME OF INVESTOR:

Dated: ______[●] ___, 2020	By:
Name:
Title:

Address:

E-Mail:
Phone Number:
Number of Shares of Common Stock to be Purchased:
Purchase Price Per Share:    $ 0.175
Aggregate Purchase Price:    $
Exact name that the Investor’s shares are to be registered in:
Relationship between the Investor and the registered holder:
Mailing address of the registered holder:
Social Security Number or
Tax Identification Number of the registered holder:
Name of DTC Participant (broker-dealer at which
the account or accounts to be credited with the
shares of Common Stock are maintained):
DTC Participant Number:
Name of Account at DTC Participant being credited
with the shares of Common Stock:
Account Number at DTC Participant being credited
with the shares of Common Stock:
Existing Colonial Stock Transfer Company, Inc.,
Account Number (if applicable):

Agreed and Accepted
this _____ day of _____________, 2020:

INUVO, INC.

By:
Name:
Title:

Exhibit A

Escrow Agreement
ESCROW AGREEMENT

This ESCROW AGREEMENT (the “Escrow Agreement”) is effective as of the ___ day of _______ 2020 by and among INUVO, INC., a Nevada corporation (the “Corporation”), the undersigned investor (the “Investor”) and PEARLMAN LAW GROUP LLP, a Florida limited liability partnership (the “Escrow Agent”).

RECITALS

WHEREAS, the Corporation is offering (the “Offering”) for sale to investors up to $245,000 of its shares of Common Stock (the “Shares”) pursuant to (a) an effective Registration Statement on Form S‑3, File No. 333-220317 (the “Registration Statement”) filed by the Corporation with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Base Prospectus”), (b)  a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that has been or will be filed with the Securities and Exchange Commission and (c) a Subscription Agreement by and between the Corporation and the Investor dated even herewith (the “Subscription Agreement”).

WHEREAS, the Investor has subscribed for the number of Shares set forth opposite its name on the signature page of the Subscription Agreement.

WHEREAS, the Corporation and the Investor have agreed that the Purchaser Aggregate Purchase Price (as that term is defined in the Subscription Agreement) of the Shares will be deposited in escrow (the “Escrow Amount”) to be distributed to the Corporation.

WHEREAS, the Corporation and the Investor asked the Escrow Agent, and the Escrow Agent has agreed, to hold in escrow the Escrow Amount pursuant to the terms of this Escrow Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1.    Appointment of Escrow Agent. The Corporation and the Investor hereby appoint the Escrow Agent as escrow agent upon the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

2.Delivery of Escrow Property. Contemporaneously with the execution of this Escrow Agreement by the Investor, the Investor shall deposit the Escrow Amount with the Escrow Agent in immediately available funds (the “Escrow Account”). The Escrow Amount is sometimes hereinafter referred to as the “Escrow Property”. This Escrow Agreement and the Escrow Account created hereunder shall not become effective unless and until the Escrow Property has been deposited with the Escrow Agent.

3.Investment of the Escrow Property. The Escrow Account shall not bear interest and no investment of the Escrow Property shall be made while held by the Escrow Agent.

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4.Release of Escrow Property. The Escrow Agent shall disburse the Escrow Property, at such time as the Escrow Agent has received Investor’s signature page to the Subscription Agreement and written instructions from the Corporation (the “Closing Notice”). In the event the Escrow Agent does not receive a Closing Notice on or before April 3, 2020, the Escrow Property shall be returned to the Investor without interest or deduction. Upon disbursement of the Escrow Property as set forth in this Section 4, the obligations of the Escrow Agent under this Escrow Agreement shall terminate.
5.Disbursement Into Court. At any time, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in any court it deems appropriate, to determine ownership or disposition of the Escrow Property or it may deposit the Escrow Property with the clerk of any appropriate court or it may retain the Escrow Property pending receipt of a final, non‑appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Property are to be disbursed and delivered. During the pendency of any such action, the Escrow Agent may suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be). The Escrow Agent shall have no liability to the Corporation, the Investor or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any other action required or requested of Escrow Agent.

6.Limitation of Responsibility and Liability and Duties of the Escrow Agent. The acceptance by the Escrow Agent of its duties as such under this Escrow Agreement is subject to the following terms and conditions, which all parties to this Escrow Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

(a)The Escrow Agent shall not be liable for any error in judgment or mistake of law or fact, or for any action taken or omitted to be taken by it, or any action suffered by it to be taken or omitted by it, in good faith and in the exercise of its own best judgment. The Escrow Agent shall not be liable for any delay in delivering Escrow Property as required hereby, absent its own gross negligence or willful misconduct.

(b)The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent other than itself), statement, instrument, report or other paper or document (not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.

(c)The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Escrow Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the Corporation and the Investor and, if the duties or rights of the Escrow Agent are affected by any such modification of or waiver under this Escrow Agreement, unless the Escrow Agent shall have given its prior written consent thereto.

(d)The Escrow Agent acts hereunder as a depositary only, and shall not be responsible for the sufficiency or accuracy, the form of, or the execution, validity, value or genuineness of any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible

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or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property paid or delivered by the Escrow Agent pursuant to the provisions hereof.

(e)The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the Corporation and the Investor, that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability for any action taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

(f)The Escrow Agent shall be severally, and not jointly, indemnified and held harmless by the Corporation and the Investor, and each of their respective officers, directors, shareholders, employees, agents and affiliates, upon demand by the Escrow Agent, from and against any claims, demands, losses, damages, liabilities, costs and expenses, including counsel fees and disbursements, (collectively, “Damages”) suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way directly or indirectly arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder or any such Damages. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof shall be made against the other parties hereto, notify such parties thereof in writing; but the failure by the Escrow Agent to give such notice shall not relieve any party from any liability which such party may have to the Escrow Agent hereunder, except to the extent of actual prejudice demonstrated by such party. The obligations of the Corporation and the Investor under this Section 6(f) shall survive any termination of this Escrow Agreement and the resignation of the Escrow Agent.

(g)From time to time on and after the date hereof, the parties shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(h)The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by its giving the other parties hereto prior written notice of at least seven (7) business days. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the other parties hereto, jointly, all of the Escrow Property held hereunder upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new escrow agent is so appointed within the seven (7) day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Property with any court it deems appropriate.

(i)The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel, other than itself.

(j)The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or

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delivery of any such property shall be stayed or enjoined by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it (other than itself) is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

(k)The parties acknowledge that the Escrow Agent has acted as counsel to the Corporation in various matters, including but not limited to the preparation of the Registration Statement and the Prospectus and has prepared this Escrow Agreement, and shall continue to act as counsel to the Corporation during and following the term of this Escrow Agreement. All parties to this Escrow Agreement waive any conflicts that exist or may arise by reason of such representation; provided, however, that the Escrow Agent shall ensure that the Escrow Account is under the sole control of the Escrow Agent.

7.Fees of Escrow Agent. The fees of the Escrow Agent, if any, shall be paid by the Corporation.

8.Governing Law; Jurisdiction, Venue. This Escrow Agreement shall be governed by and construed and enforced in accordance with the laws (other than the law governing conflict of law questions) of the State of Florida. Except as otherwise set forth herein, any suit, action or proceeding arising out of or relating to this Escrow Agreement shall be brought in State Circuit Court or Federal District Court located in Broward County, Florida, and the parties hereby (a) submit to the exclusive jurisdiction of such courts, (b) waive any objection to the laying of venue in such courts, and (c) agree that service of process in any such suit, action or proceeding, in addition to any other method permitted by applicable law, may be effected by certified mail, return receipt requested, to a party at its address set forth in Section 9 hereof.

9.Notices. All notices and communications shall be deemed to have been duly given: at the time (a) delivered by hand, if personally delivered; (b) when received, if deposited in the mail, postage prepaid, addressed as provided below; (c) when transmission is verified, if telecopied; and (d) on the next business day, if timely delivered to a courier service guaranteeing overnight delivery; provided, however, that the Escrow Agent shall have no obligation hereunder unless notice is actually received by it:

(n)	If to the Corporation: to the address and telecopier number set forth under the Subscription Agreement

If to the Investor:	to the address and telecopier number set forth under the Subscription Agreement

If to the Escrow Agent:        Pearlman Law Group LLP
200 South Andrews Avenue, Suite 901
Fort Lauderdale, FL 33301
Attention: Brian A. Pearlman, Esq.
Email: brian@pslawgroup.net

Any party may change its address by providing written notice of such change to the other parties hereto. All notices and communications provided by the Corporation and the Investor shall be signed by duly authorized persons of each.

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10.Termination of Escrow Agreement. The Escrow Agent’s responsibilities hereunder shall terminate upon the earlier of disbursement of the Escrow Property, including into court under Section 5 hereof, or the resignation of the Escrow Agent under Section 6(h) hereof.

11.Entire Escrow Agreement. This Escrow Agreement contains the entire understanding by and among the parties hereto with respect to the subject matter hereof; there are no promises, agreements, understandings, representations or warranties, other than as herein set forth. No change or modification of this Escrow Agreement shall be valid or effective unless the same is in writing and is signed by all of the parties hereto.

12.Counterparts; Terms. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. All terms not otherwise defined herein shall have the same meaning as in the Subscription Agreement.

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have caused their respective hands to be set hereto with the intention of being bound effective in all respects as of the date and year first hereinabove written.

INUVO, INC.

By: ________________________
Name: Its:

INVESTOR:

By: _________________________
Name: Its:

PEARLMAN LAW GROUP LLP

By: _______________________
Brian A. Pearlman, Esq., Authorized Representative

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